UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 19, 2024

AGRIFY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-39946	30-0943453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2468 Industrial Row Dr. Troy, MI	48084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 896-5243

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AGFY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

As previously disclosed, on June 20, 2024 after an evaluation process, the Audit Committee (the “Audit Committee”) of the Board of Directors of Agrify Corporation (the “Company”) dismissed Marcum LLP as the Company’s independent registered public accounting firm and appointed MATSUURA (“Matsuura”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, in each case effective as of June 25, 2024.

On June 30, 2024, the audit practice of Matsuura was combined in a transaction pursuant to which Matsuura merged its operations with GuzmanGray, a professional corporation (“GuzmanGray”). On July 19, 2024 (the “Effective Date”), Matsuura resigned as auditors of the Company and the Audit Committee appointed GuzmanGray as its independent registered public accounting firm effective as of the Effective Date. The Audit Committee also approved the assumption by GuzmanGray of the engagement agreement originally entered into between the Company and Matsuura on June 24, 2024.

During the interim period from June 25, 2024 through the Effective Date, there have been no: (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Matsuura on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Matsuura, would have caused them to make reference thereto in their report on the financial statements or (ii) “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Matsuura with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Matsuura furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of Matsuura’s letter stating their agreement with such statements, dated July 19, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

During the years ended December 31, 2023 and 2022, and through the Effective Date, the Company did not consult GuzmanGray with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from MATSUURA regarding change in certifying accountant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRIFY CORPORATION

Date: July 22, 2024	By:	/s/ Raymond Nobu Chang
Raymond Nobu Chang
Chief Executive Officer

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